Barnes & Noble Education, Inc. Acquires Student Brands I N VESTOR PR ESEN TAT ION: AUGUST 7 , 2017 Exhibit 99.2

CONFIDENTIAL DRAFT Not for Distribution Forward-Looking Statements 1 This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and information relating to us and our business that are based on the beliefs of our management as well as assumptions made by and information currently available to our management. When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” “forecasts,” “projections,” and similar expressions, as they relate to us or our management, identify forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Such statements reflect our current views with respect to future events, the outcome of which is subject to certain risks, including, among others: general competitive conditions, including actions our competitors may take to grow their businesses; a decline in college enrollment or decreased funding available for students; decisions by colleges and universities to outsource their bookstore operations or change the operation of their bookstores; the general economic environment and consumer spending patterns; decreased consumer demand for our products, low growth or declining sales; the anticipated benefits of the Student Brands acquisition may not be fully realized or may take longer than expected; restructuring of our digital strategy may not result in the expected growth in our digital sales and/or profitability; risk that digital sales growth does not exceed the rate of investment spend; the performance of our online, digital and other initiatives, integration of and deployment of, additional products and services including new digital channels, and further enhancements to Yuzu® and any future higher education digital products, and the inability to achieve the expected cost savings; our ability to successfully implement our strategic initiatives including our ability to identify and execute upon additional acquisitions and strategic investments; technological changes; our international expansion could result in additional risks; our ability to attract and retain employees; changes to payment terms, return policies, the discount or margin on products or other terms with our suppliers; risks associated with data privacy, information security and intellectual property; trends and challenges to our business and in the locations in which we have stores; non-renewal of contracts and higher-than-anticipated store closings; disruptions to our computer systems, data lines, telephone systems or supply chain, including the loss of suppliers; work stoppages or increases in labor costs; possible increases in shipping rates or interruptions in shipping service, effects of competition; obsolete or excessive inventory; product shortages; changes in law or regulation; the amount of our indebtedness and ability to comply with covenants applicable to any future debt financing; our ability to satisfy future capital and liquidity requirements; our ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms; adverse results from litigation, governmental investigations or tax-related proceedings or audits; changes in accounting standards; challenges to running our company independently from Barnes & Noble, Inc. following the Spin-Off; the potential adverse impact on our business resulting from the Spin-Off; and the other risks and uncertainties detailed in the section titled “Risk Factors” in Part I - Item 1A in our Annual Report on Form 10-K for the year ended April 29, 2017. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation.

CONFIDENTIAL DRAFT Not for Distribution Introduction 1. Student Brands Acquisition 2. BNED Strategic Growth Platform 3. Key Considerations 4. Conclusion 2

CONFIDENTIAL DRAFT Not for Distribution Student Brands Transaction Overview 3 Terms • Total purchase price of $58.5 million in cash for Student Brands • Structured to “step up” the tax basis of Student Brands‟ assets, expected to result in significant future cash tax savings Financial Benefits • Highly visible subscription monetization model; strong and growing revenues and adjusted EBITDA margins – 96% subscription-based revenue, 4% advertising-based • Accretive EBITDA; net income and cash flow in 2018 – Student Brands is expected to contribute over $10 million of EBITDA over the next twelve months • Operational synergies over time resulting from cross marketing digital assets to BNED‟s existing student base • Provides enhanced cash flow • Nominal customer acquisition costs – driven by organic search Financing • Financed through cash on hand and existing amended facility with current lenders • Over next 12 months, borrowings under the facility expected to be between $0 and $300 million Leadership • Thomas Swalla will remain CEO of Student Brands and his leadership team will join BNED full- time Note: further transaction details can be found in the 8/4/17 press release available at www.bned.com/investor.

CONFIDENTIAL DRAFT Not for Distribution Subscription Model Low Cost Customer Acquisition Expense Structure Enables Leverage Operational Model Technology Content Digital B2C Content Brain Unique User-Generated Content Library across English, Spanish, Portuguese and French Student Brands Overview Growing direct-to-consumer digital company with 20M monthly unique visitors 23M+ unique user-generated content library in 4 languages provides help to students with research & writing assignments Advanced technology „Content Brain‟ provides defensibility and scale by ensuring content quality Subscription business with predictable, high-margin revenue 49 employees in Los Angeles and India bolsters digital talent Strategic View PLATFORM & DIGITAL PROPERTIES 4

CONFIDENTIAL DRAFT Not for Distribution A Growth Strategy Combining Digital + Brand/Relationships More Students More Data Smarter Algorithms Better Product Digital Student Monetization Engine High Margin & Attractive Unit Economics Growing Online Market Unique High Quality Content Advanced Technology Platform to Expand Vertical Offerings Experienced Digital Team Notable Brand Large Campus Footprint & Relationships Over 6M Students Textbook Sales Data Student Data/Profiles Ecommerce Transactions Higher Ed Focus 5

CONFIDENTIAL DRAFT Not for Distribution CONTINUE TO STRENGTHEN CORE BUSINESS • Barnes & Noble College (BNC) provides solid platform for growth • Annual revenue of $1.9 billion* in Fiscal 2017, increase of 3.7% • Adjusted EBITDA of $82.5 million in Fiscal 2017, increase of $2.0 million • BNC new business wins in 2017 of $118 million • BNC new business wins in 2018 of $52 million to date • BNC serves more than 5 million students and their faculty through more than 760 bookstores BNED Strategic Growth Platform 6 Student Brands Acquired August 4, 2017 MBS Acquired February 28, 2017 EPEG Publisher Agreement Announced July 30, 2017 STRATEGIC AGREEMENTS AND ACQUISITIONS *includes revenue from LoudCloud and Promoversity, acquired in March and June 2016, respectively

CONFIDENTIAL DRAFT Not for Distribution BNED Strategic Growth Platform – Key Considerations BARNES & NOBLE COLLEGE • Continues to compete and win in the marketplace for core business – adds platform • Continues to grow digital offerings and services (e.g. LoudCloud, Student Brands) to complement core book business and provide full suite of solutions for students and faculty • Continued strategic partnerships with publishers and others to drive physical and digital distribution • Student Brands adds technology, skills and customer information to BNC and MBS • Student Brands will leverage BNC and MBS relationships and distribution platform MBS • Proving out acquisition model • Foundational building block in BNED‟s growth platform • Essential virtual capabilities, with 712 virtual bookstores, including approximately 300 in higher ed • Expands BNED footprint, which now includes 6 million students at more than 1,400 physical and virtual locations • Realized synergies such as supply cost management 7 Q1 2018 operating results are in line with guidance and will be discussed in further detail on our earnings call scheduled for August 30, 2017 at 10:00 AM EST.

CONFIDENTIAL DRAFT Not for Distribution Conclusion The acquisition of Student Brands is another pivotal step in our strategy to grow and enhance our platform as a leading aggregator and distributor of educational content. All of our acquisitions, coupled with our strong core business, position us to be a leader in this industry as it transforms. We are confident in the value proposition of our products and services, the relevance of our offerings to schools, students, and faculty, and our ability to compete and win in the marketplace. 8